Exhibit 10.23

AMENDMENT NUMBER 2007-1

TO SERVICES AGREEMENT

This is Amendment Number 2007-1 (this “Amendment”) to the Services Agreement made January 1, 2001, as amended July 16, 2003, by and among ING Life Insurance and Annuity Company and the affiliated insurance companies specified in Exhibit B to the Services Agreement (or the successors by merger to such affiliated insurance companies) (the “Agreement”). This Amendment is dated as of December 31, 2007. Capitalized terms not defined in this Amendment shall have the meaning ascribed to them in the Agreement.

1.	Amendment to Section 2 of the Agreement.

Section 2, subparagraph (c) is amended by the deletion of the first sentence of subparagraph (c) and the insertion of the following sentence in lieu thereof:

“The charges for Direct Costs and Indirect Costs referred to above shall be made by the Service Provider on a monthly or quarterly basis as appropriate for the particular Service and shall be paid not later than forty-five days following the date of the charge.”

2.   Amended Agreement. Except as specifically amended by this Amendment, each and every term of the Agreement remains in full force and effect.

3.   Counterparts. This Amendment may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

ING LIFE INSURANCE AND ANNUITY COMPANY

By: /s/	Spencer T. Shell
Name:	Spencer T. Shell
Title:	Vice President, Assistant Treasurer and
Assistant Secretary

RELIASTAR LIFE INSURANCE COMPANY

By: /s/	Spencer T. Shell
Name:	Spencer T. Shell
Title:	Vice President, Assistant Treasurer and
Assistant Secretary

ING USA ANNUITY AND LIFE INSURANCE COMPANY

By: /s/	Spencer T. Shell
Name:	Spencer T. Shell
Title:	Vice President, Assistant Treasurer and
Assistant Secretary

SECURITY LIFE INSURANCE COMPANY OF DENVER

By: /s/	Spencer T. Shell
Name:	Spencer T. Shell
Title:	Vice President, Assistant Treasurer and
Assistant Secretary

MIDWESTERN UNITED LIFE INSURANCE COMPANY

By: /s/	Spencer T. Shell
Name:	Spencer T. Shell
Title:	Vice President, Assistant Treasurer and
Assistant Secretary